                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  January 15, 2002


                             SS&C Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      000-28430                06-1169696
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                   Number)            Identification No.)

80 Lamberton Road, Windsor, Connecticut                            06095
(Address of Principal Executive Offices)                         (Zip Code)

                                 (860) 298-4500
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

      On January 15, 2002, SS&C Technologies, Inc. (the "Company") acquired (the "Acquisition") substantially all of the assets of Real-Time USA, Inc. ("Real-Time"), pursuant to an Asset Purchase Agreement, dated as of January 15, 2002 (the "Agreement"), by and between the Company and Real-Time. Real-Time is a software development company that designs fixed-income trading systems for brokers, dealers and banks. The acquired assets include, among other things, fixed assets which consist primarily of computer equipment and furniture and fixtures, assumed contracts, intellectual property and accounts receivable. The Company intends to continue to use the acquired assets in substantially the same manner used by Real-Time prior to the Acquisition.

      In consideration for the acquired assets, the Company paid $4,000,000 in cash and assumed certain liabilities of Real-Time. The cash portion of the purchase price was paid from the proceeds of the Company's initial public offering, which closed on June 5, 1996. The Company may also be required to pay additional cash consideration of up to $1,170,000 to Real-Time on or before April 30, 2003 based on the total revenues derived from the Company's use of the acquired assets during the fiscal year ending December 31, 2002. The consideration was determined as a result of arm's-length negotiations. Prior to the execution of the Agreement, to the knowledge of the Company, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with Real-Time.

      The Company and Real-Time also entered into an Escrow Agreement pursuant to which $250,000 of the purchase price will be held in escrow to reimburse the Company in connection with breaches of representations, warranties or covenants by Real-Time.

      The full text of the Company's press release, dated January 15, 2002, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

      This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.


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      (c)   Exhibits.

            See Index to Exhibits attached hereto.


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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SS&C TECHNOLOGIES, INC.


Date:  January 29, 2002                 By: /s/ Anthony R. Guarascio
                                            --------------------------
                                        Anthony R. Guarascio
                                        Senior Vice President and
                                        Chief Financial Officer


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
                                INDEX TO EXHIBITS


Exhibit
Number           Description
------           -----------
99.1             Press Release, dated January 15, 2002, issued by SS&C
                 Technologies, Inc.


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